================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 3, 2001


                                     1-6880
                            ------------------------
                            (Commission File Number)



                                  U.S. BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                                        41-0255900
    ------------------------                         ----------------------
    (State of incorporation)                            (I.R.S. Employer
                                                     Identification Number)

                                 U.S. Bank Place
           601 Second Avenue South, Minneapolis, Minnesota 55402-4302
           ----------------------------------------------------------
              (Address of Registrant's principal executive office)

                                 (612) 973-1111
                         -------------------------------
                         (Registrant's telephone number)


================================================================================

ITEM 5. OTHER EVENTS.

     U.S. Bancorp, a Delaware corporation (the "Company"), and USB Capital III, a business trust formed under the laws of the State of Delaware (the "Trust"), have entered into the Underwriting Agreement dated April 27, 2001, with Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc., as representatives of the underwriters set forth on Schedule I thereto, which Underwriting Agreement incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (April 27,
2001), for the public offering of $700,000,000 aggregate principal amount of the Trust's 7.75% Trust Preferred Securities (the "Capital Securities") representing preferred beneficial interests in the Trust. The Capital Securities will be fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement dated May 4, 2001 (the "Guarantee") between the Company and Wilmington Trust Company, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities are to be invested in 7.75% Junior Subordinated Debentures of the Company (the "Junior Subordinated Debentures"), due May 1, 2031 (or such date to which the maturity of the Junior Subordinated Debentures may be extended, as described in the Prospectus Supplement dated April 27, 2001), to be issued pursuant to a Junior Subordinated Indenture (the "Indenture") dated November 15, 1996 between the Company and Wilmington Trust Company, as Debenture Trustee, and the Officers' Certificate dated April 27, 2001, pursuant to Section 3.1 of the Indenture. The Preferred Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended (the "Securities Act"), by a registration statement on Form S-3 (File No. 333-83643) and a related registration statement on Form S-3 (File No. 333-59756) filed pursuant to Rule 462(b) of the rules and regulations of the Securities and Exchange Commission under the Securities Act.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

          1.1 Underwriting Agreement, dated April 27, 2001, among the Company, the Trust and Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc., as representatives of the underwriters set forth on Schedule I thereto.

          1.2 U.S. Bancorp Underwriting Agreement Standard Terms (Capital Securities) (April 27, 2001).

          4.1  Form of Officers' Certificate dated May 4, 2001 pursuant to
               Section 3.1 of the Junior Subordinated Indenture dated as of November 15, 1996, between the Company and Wilmington Trust Company, as Debenture Trustee (excluding exhibits thereto).

          4.2  Specimen Preferred Security Certificate (included as part of
               Exhibit 4.4).

          4.3  Specimen Junior Subordinated Debenture (included as part of
               Exhibit 4.4).

          4.4 Form of Amended and Restated Trust Agreement dated May 4, 2001 among U.S. Bancorp, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

          4.5 Form of Guarantee Agreement dated May 4, 2001 between U.S. Bancorp and Wilmington Trust Company, as Guarantee Trustee.

          25.1 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the Amended and Restated Trust Agreement.

          25.2 Form T-1 Statement of Eligibility of Wilmington Trust Company under the Guarantee for the benefit of the holders of Capital Securities.


         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:    May 3, 2001


                                       U.S. BANCORP


                                       By: /s/  Terrance R. Dolan
                                           -------------------------------------
                                           Name:  Terrance R. Dolan
                                           Title: Senior Vice President and
                                                  Controller

                                INDEX TO EXHIBITS

          1.1 Underwriting Agreement, dated April 27, 2001, among the Company, the Trust and Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc., as representatives of the underwriters set forth on Schedule I thereto.

          1.2 U.S. Bancorp Underwriting Agreement Standard Terms (Capital Securities) (April 27, 2001)

          4.1  Form of Officers' Certificate dated May 4, 2001 pursuant to
               Section 3.1 of the Indenture dated as of November 15, 1997, between the Company and Wilmington Trust Company, as Debenture Trustee (excluding exhibits thereto).

          4.2  Specimen Preferred Security Certificate (included as part of
               Exhibit 4.4).

          4.3  Specimen Junior Subordinated Debenture (included as part of
               Exhibit 4.4).

          4.4 Form of Amended and Restated Trust Agreement dated May 4, 2001 among U.S. Bancorp, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

          4.5 Form of Guarantee Agreement dated May 4, 2001 between U.S. Bancorp and Wilmington Trust Company, as Guarantee Trustee.

          25.1 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the Amended and Restated Trust Agreement.

          25.2 Form T-1 Statement of Eligibility of Wilmington Trust Company under the Guarantee for the benefit of the holders of Capital Securities.